VAN ECK ASIA DYNASTY FUND
                           -------------------------
                            1997 SEMI-ANNUAL REPORT

Dear Fellow Shareholder:

The Asian stock markets had mixed performance in the first half of 1997, with Hong Kong, Indonesia, Korea and Taiwan showing strength, while Thailand, Malaysia, the Philippines and Singapore witnessed negative returns. In this environment, the Asia Dynasty Fund had a total return of 0.5% for the six months ended June 30. The Morgan Stanley Capital International (MSCI) Far East Free Ex-Japan Index gained 1.2% during this period. It is of note that Fund performance has improved since the new portfolio manager took over in August of 1996, and since that time, the Fund (+10.4%) has outperformed the MSCI Index.

Performance in the first half of the year was strongly influenced by the handover of Hong Kong to China - investor sentiment was positive toward the Greater China markets (Hong Kong, China, Taiwan) at the expense of the other Asian markets.

Throughout most of Southeast Asia, market performance contrasted sharply to that of Hong Kong (with the exception of Indonesia). Investors generally reduced portfolio weightings to Malaysia, the Philippines and Thailand over fears of currency devaluation, and these markets had heavily negative returns.

In North Asia, Korea and Taiwan achieved good returns as fund flows gradually moved into these cyclical markets.

HONG KONG

It has been commonly perceived, particularly on a local level, that Hong Kong and China would mutually benefit from their new alliance. Since the beginning of the year, positive news of acquisitions, successful company "spin-offs" and the new listings of China-based "red chip" companies has been announced constantly. Hong Kong's stock market ended June with gains of 9.8% year-to-date.

We maintained an overweight position (versus the MSCI Index) in Hong Kong throughout the first half, which helped Fund performance. We decreased the Fund's property allocation in favor of the banking and utilities sectors as property stocks were held back over a possible change of real estate policy by the new Special Administrative Region government. Both the banking and utilities sectors are likely to see increasing equity participation by Chinese corporations, thus being poised to benefit from future expansion in China. Between January and May we allocated 25% of the Hong Kong weighting to "red chip" Chinese companies. The performance of this group has been exceptional, but as their valuations became lofty, we scaled back on the Fund's weighting in early June.

INDONESIA

Indonesia continued to receive a steady inflow of capital from direct investment, despite some instability during the election there in April, and the Indonesian market rose 6.0% in the first half of the year. A slightly overweight position in Indonesia and heavy weightings to banking and telecommunications companies benefited Fund performance.

MALAYSIA

We reduced the portfolio's allocation to Malaysia during the first six months of the year since the government was expected to maintain a tight monetary policy as loan growth and money supply remained stubbornly high and stock valuations reached relatively pricey levels. The Malaysian market declined 11.6% during this period.

PHILIPPINES

Despite strong economic fundamentals in the Philippines, the risk of corporate mismanagement was rising rapidly, particularly in the property sector as the real estate market slumped. We maintained an underweight position in this market which fell 11.7%.

THAILAND

In Thailand, the biggest news was the government's devaluation of the Thai baht, which had an immediate negative effect, and the market ended the first half down over 33%. Longer term, however, this move has allowed the currency to "float" versus the dollar, thus allowing interest rates to fall and, moreover, demonstrating the government's resolve to rejuvenate the economy. While the market appeared unattractive in the beginning of the year, after this move (and subsequent declines in stock prices) we began to add slightly to the Thai position as valuations there are very attractive and we expect relative outperformance.

TAIWAN

Taiwan experienced a rising crime rate that put the government's abilities in question and disturbed investors, resulting in currency outflows and a weakened new Taiwan dollar. Despite these issues, the Taiwan stock market rallied sharply, gaining 27.0% in the first half of the year, due to a large extent to its "Greater China" affiliations with Hong Kong and China and to speculative retail money. Our underweight position in this market hurt Fund performance, but we maintain that stock valuations have risen far ahead of the economy.

KOREA & SINGAPORE

We maintained a neutral weighting to both Korea and Singapore (+11.6% and -6.7%, respectively) whose economies were proxies for a global electronic recovery, but which also experienced domestic issues and economic difficulties. In these markets, we favored electronics stocks that would benefit from export growth along with cyclical stocks in Korea and blue chip companies in Singapore.

In general, in terms of sector emphasis, we reduced Fund weightings in banking and financial services due to the tightening monetary policy of most central banks, and in real estate, where banks had high exposure, in favor of conglomerates and utilities. Emphasis on cyclical industries, such as energy, electronics and building materials, which do well in periods of economic expansion and continued infrastructure development, remained unchanged.

THE OUTLOOK

Near term we anticipate further mixed results with continued steady performance in several Asian markets, but with moderate consolidation in many others as economic growth in general is likely to be subdued and export recovery has yet to be seen. On a more positive note, there are an increasing number of Asian companies that should be restructuring in this environment. We believe this will set the stage for a more solid improvement of stock prices by the end of the year. Given this scenario, there will be selective opportunities and stock selection will be of primary importance.

In regard to country emphasis, we believe Hong Kong will provide steady returns, though probably not as high as those of the last year. The macroeconomic environment both in Hong Kong and in China is supportive of higher stock prices. In particular, the Chinese economy is now due for a rebound. Moreover, the period after the July hand-over will see further amalgamation of Hong Kong and Chinese corporations. We will consider increasing the Fund's position to red chips on weakness when valuations appear attractive.

The corrections of the Malaysian and Philippine stock markets over the last six months indicate a slowing economy is ahead of us. Both countries would have to consolidate further before we would consider adding to these positions. Meanwhile, the downside risk in Singapore is receding after that market's correction. Near term, earnings results in Singapore may be disappointing and thus, a neutral weighting will be maintained. We will continue to maintain an above-average weighting in Indonesia where a falling inflation rate should allow for lower interest rates in the second half. In Thailand, if the authorities show resolve in lifting the country out of its economic slump, we would consider adding to this allocation since valuations remain attractive after the severe decline.

In North Asia, the gradual appreciation of the Japanese yen will help boost Korea's export competitiveness. The recovery of the semi-conductor industry in the second half will also be a plus and we have recently added slightly to this position. The Taiwan market continues to rally ahead of a rising economy, but valuations there are fairly expensive and we have not increased the Fund's Taiwan allocation.

We may add a position in India where interest rates are currently heading lower. The recently announced budget is pro-growth while the disappointing corporate earnings results and political worries are now behind us. This should give the market room to react positively to the cyclical upturn.

We appreciate your participation in the Asia Dynasty Fund and look forward to helping you meet your investment goals in the future.

   [PHOTO]                        [PHOTO]

JOHN C. VAN ECK                TIMOTHY CHAN
CHAIRMAN                       PORTFOLIO MANAGER

July 23, 1997

Note: Market performance source: Morgan Stanley Capital International Indices. All returns in U.S. dollar terms.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
--------------------------------------------------------------------------------

AVERAGE ANNUAL                   AFTER MAXIMUM    BEFORE
TOTAL RETURN                     SALES CHARGE+    SALES CHARGE

--------------------------------------------------------------------------------

A shares-Life (since 3/22/93)         7.8%           9.0%

--------------------------------------------------------------------------------

1 year                              (2.6)%           2.3%

--------------------------------------------------------------------------------

B shares-Life (since 9/1/93)          4.0%           4.7%

--------------------------------------------------------------------------------

1 year                              (4.4)%           1.6%

--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Advisor waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.00%
            (Prior to 4/30/97, the maximum CDSC was 6.00%)

                             TOP 10 EQUITY HOLDINGS*
                             -----------------------
                               AS OF JUNE 30, 1997

HUTCHISON WHAMPOA LIMITED
(HONG KONG, 6.7%)

Hutchison Whampoa is a major diversified international corporation involved in property development, shipping, container terminals, retailing, telecommunications and media, energy and hotels. The company is committed to both the growth of its existing businesses in Hong Kong and overseas and to long-term investment opportunities presented by the economic growth taking place in the region.

THE HONG KONG SHANGHAI BANKING
CORPORATION, LTD. (HSBC HOLDINGS PLC)
(HONG KONG, 6.5%)

HSBC is the largest international bank listed on the Hong Kong stock exchange and one of the largest banking and financial services organizations in the world. Regionally, the bank holds 61% of the largest local bank in Hong Kong, the Hang Seng Bank, and also lists other major banks in Singapore and Malaysia among its subsidiaries.

HONG KONG TELECOMMUNICATIONS LTD.
(HONG KONG, 5.9%)

This utility holds the international telephone franchise in Hong Kong for most sectors of telecommunications, including data, fax and voice transmission. China-related businesses have become important growth components of Hong Kong Telecommunications.

SWIRE PACIFIC LTD.
(HONG KONG, 4.5%)

One of the original and best known trading companies in Hong Kong, Swire Pacific's principal activities and investments encompass aviation, real estate, shipping, trading, insurance and hotels.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 4.3%)

Cheung Kong is one of the largest property developers in Hong Kong and has diverse interests in other commercial areas through its substantial ownership of Hutchison Whampoa and other listed companies. Regional growth will benefit the company, particularly in China, where Cheung Kong has interests in property development and infrastructure projects.

CHINA LIGHT & POWER COMPANY, LTD.
(HONG KONG, 3.6%)

China Light & Power (CLP) has a monopoly on power distribution in Hong Kong's New Territories and the Kowloon Peninsula. CITIC Pacific, a Hong Kong-listed company controlled by the Chinese government, owns a 20% stake in CLP. CLP is also involved in power projects in China, India and Taiwan.

HANG SENG BANK LIMITED
(HONG KONG, 3.5%)

Hang Seng Bank Limited offers commercial banking and related financial services. The company has 145 branches in Hong Kong, the United States and China.

PACIFIC CONCORD HOLDINGS
(HONG KONG, 3.4%)

Pacific Concord Holdings and its subsidiaries have businesses in property development and investment, telecommunications services and department store operations. Its subsidiaries also manufacture watches and cosmetics.

SUN HUNG KAI PROPERTIES LTD.
(HONG KONG, 3.4%)

Principally a property development and investment company, Sun Hung Kai has broadened its businesses to include hotel, construction, finance, insurance, cinema, public transportation, telecommunications and trading. The company is developing the fourth digital cellular phone network in Hong Kong.

TAIWAN INDEX FUND
(TAIWAN, 2.7%)

The Taiwan Index Fund was established in 1991 to provide investors with an efficient way to gain exposure to Taiwan. The objective of the Fund is to track the Taiwan Stock Exchange (TSE) Capitalization Weighted Stock Index.

* Portfolio is subject to change.
NOTE: Equities are listed as percentage of total net assets.

                                ASIA DYNASTY FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 NO. OF SHARES
 OR PRINCIPAL
    AMOUNT       SECURITIES (A)             VALUE (NOTE 1)
--------------------------------------------------------------------------------


CHINA: 1.0%

   729,800   Huaxin Cement Co. Ltd. "B"                $   134,283
   624,500   Shanghai Posts & Telecom. "B"
                Telecommunications Equipment Co.,
                Ltd.                                       327,238
                                                        ----------
                                                           461,521
                                                        ----------
HONG KONG: 46.1%

   205,000   Cheung Kong (Holdings) Ltd.                 2,024,332
   300,000   China Light & Power Co. Ltd.                1,700,013
    80,000   CITIC Pacific Ltd.                            499,806
 1,000,000   Far East Hotels & Ent                         448,561
   116,000   Hang Seng Bank Ltd.                         1,654,576
   178,000   Hong Kong Electric Hldg                       716,871
 1,170,000   Hong Kong Telecommunications Ltd.           2,793,985
   102,800   HSBC Holdings PLC                           3,091,829
   370,000   Hutchison Whampoa Ltd.                      3,199,948
 1,000,000   Oriental Press Group                          409,836
 2,920,000   Pacific Concord Holdings                    1,630,179
   135,000   Sun Hung Kai Properties Ltd.                1,624,984
   238,000   Swire Pacific Ltd. "A"                      2,142,829
                                                       -----------
                                                        21,937,749
                                                       -----------

INDONESIA: 7.6%

 1,005,000   Bank Dagang Nasional "F"                      712,839
   215,000   Bank Dagang Nasional
               (Warrants Expiring 2/14/00)                  68,514
    44,661   P.T. Bank Internasional Indonesia "F"         385,686
   308,500   P.T. Bank Negara Indonesia "F"                196,618
   100,000   P.T. Gudang Garam "F"                         419,408
   100,000   P.T. Medico Energy Corp. "F"                  184,005
   180,000   P.T. Semen Gresik "F "                        403,372
    30,000   P.T. Telekomunikasi                           975,000
   150,000   P.T. Telekomunikasi Indonesia (ADR)           245,169
                                                        ----------
                                                         3,590,611
                                                        ----------
MALAYSIA: 11.2%

    50,000   Ammb Holdings Bhd                             310,891
   249,000   Arab Malaysian Corp.                          926,970
   100,000   Commerce Asset-Holding Bhd                    263,366
    20,000   Commerce Asset-Holding Bhd
                (Rights Expiring 7/23/97)                      713
    12,500   Commerce Asset-Holding Bhd
                (Warrants Expiring 5/30/02)                  1,931
   190,000   DCB Holdings Bhd                              601,980
   117,000   Malayan Banking Bhd                         1,227,921
   200,000   Sime Darby Bhd                                665,347
   100,000   Telekom Malaysia Bhd                          467,327
   116,000   United Engineers Bhd                          836,119
                                                       -----------
                                                         5,302,565
                                                       -----------

PHILIPPINES: 4.1%

   704,600   Fil-Estate Land Inc.                          205,645
 1,380,000   Filinvest Land Inc.                           345,229
    20,092   Metropolitan Bank & Trust Co.                 426,477
    15,200   Philippine Long Distance Telephone
                Company                                    492,599
 1,650,000   SM Prime Holdings Inc.                        487,823
                                                       -----------
                                                         1,957,773
                                                       -----------

SINGAPORE: 11.2%

    95,000   City Development Ltd.                         930,265
    30,000   DBS Bank "F "                                 377,702
   305,000   DBS Land Ltd.                                 964,258
   121,080   Oversea-Chinese Banking Corp., Ltd. "F"     1,253,399
    75,000   Singapore Airlines "F"                        671,470
    55,400   Singapore Press Holdings                    1,115,982
                                                       -----------
                                                         5,313,076
                                                       -----------

SOUTH KOREA: 8.9%

     5,553   Chung Ho Computer Co.                         181,348
     6,272   Hyundai Engineering & Co.                     161,038
     5,100   Hyundai Marine & Fire Insurance               206,182
    18,070   Korea Electric Power Corp.                    539,251
    55,590   Korea Exchange Bank "F"                       366,218
       298   Korea Mobile Telecommunications Corp.         220,842
     4,436   Samsung Electronics                           444,788
     7,587   Samsung Electronics (GDR)                     488,360
    31,055   SK Telecom Co. Ltd.                           312,491
 1,276,690   Taiwan Index Fund-Liquidity Shares          1,294,819
                                                       -----------
                                                         4,215,337
                                                       -----------

TAIWAN: 2.5%

    20,395   Macronix International Company Ltd.
               (ADR)                                       583,807
USD200,000   Sincere Navigation Convertible Bond
                3.75% due 5/26/2003                        228,000
    51,744   Tuntex Distinct (GDR)                         388,080
                                                       -----------
                                                         1,199,887
                                                       -----------

THAILAND: 5.8%

    20,000   Ban Pu Coal Co. Ltd. "F "                     306,694
    67,000   Bangkok Bank Public Co. "F "                  483,813
    25,000   BEC World Public Co. Ltd.                     225,152
   110,000   Electricity Gen Pub Co.                       283,367
    45,000   PTT Exploration & Production "F "             686,410
   101,800   Thai Farmers Bank Ltd. "F "                   454,280
    60,000   Tipco Asphalt Public Co.                      328,600
                                                       -----------
                                                         2,768,316
                                                       -----------

TOTAL INVESTMENTS: 98.4% (Cost $36,662,557)             46,746,835

OTHER ASSETS LESS LIABILITIES: 1.6%                        770,271
                                                       -----------

NET ASSETS: 100.0%                                     $47,517,106
                                                       ===========

--------------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
Glossary:
ADR--American Depositary Receipt
"F "--Foreign registry
GDR--Global Depositary Receipt


                       See Notes to Financial Statements.

                               ASIA DYNASTY FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY INDUSTRY          % OF PORTFOLIO
--------------------------------------------------------------------------------
Airlines                                              1.4%
Banks                                                16.5%
Building Materials                                    0.7%
Cement                                                1.1%
Coal                                                  0.7%
Computers                                             1.6%
Conglomerates                                         1.1%
Electronics                                           2.0%
Engineering & Construction                            2.1%
Financial Services                                   11.9%
Foreign Government Bonds                              2.8%
Holding Cos.                                         16.3%
Insurance                                             0.4%
Oil & Gas Exploration                                 1.9%
Publishing--Newspaper                                 3.3%
Real Estate                                          14.1%
Shipping                                              0.5%
Telecommunications                                   12.5%
Television                                            0.5%
Textile                                               0.8%
Tobacco                                               0.9%
Utilities                                             6.9%
                                                    ------
                                                    100.0%
                                                    ======

                       See Notes to Financial Statements.

               ASIA DYNASTY FUND FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments at value (cost, $36,662,557) (Note 1)                   $46,746,835
Cash                                                                  1,573,626
Receivables:
  Securities sold                                                     1,478,164
  Capital shares sold                                                    14,307
  Dividends and interest                                                 69,212
                                                                    -----------
    Total assets                                                     49,882,144
                                                                    -----------
LIABILITIES:
Payables:
  Securities purchased                                                1,790,041
  Capital shares repurchased                                            140,901
  Accounts payable                                                      434,096
                                                                    -----------
    Total liabilities                                                 2,365,038
                                                                    -----------
NET ASSETS                                                          $47,517,106
                                                                    ===========

CLASS A
Net asset value and redemption price
  per share ($32,358,366/2,436,501)                                      $13.28
                                                                         ======
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                     $13.94
                                                                         ======

CLASS B
Net asset value, offering price and
  redemption price per share ($15,158,740/1,158,404)
  (Redemptions may be subject to a contingent deferred
  sales charge within the first six years of ownership)                  $13.09
                                                                         ======
 Net assets consist of:
   Aggregate paid in capital                                        $32,548,873
   Unrealized appreciation of investments and foreign currency       10,034,090
   Distributions in excess of net investment income                  (1,062,640)
   Undistributed realized gains                                       5,996,783
                                                                    -----------
                                                                    $47,517,106
                                                                    ===========

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
INCOME:
Dividends (less foreign taxes withheld of $34,027)                     $363,450
Interest                                                                 20,887
                                                                       --------
     Total income                                                       384,337

EXPENSES:
Management (Note 2)                                         $210,738
Distribution - Class A (Note 4)                               98,271
Distribution - Class B (Note 4)                               84,413
Administrative (Note 2)                                       84,363
Custodian                                                    151,493
Transfer agent                                                81,610
Professional                                                  29,402
Reports to shareholders                                       20,510
Trustees fees                                                  7,529
Amortization of organization costs                               748
Other                                                         28,247
                                                            --------
     Total expenses                                                     797,324
                                                                      ---------
     Net investment loss                                               (412,987)

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 3)
Realized gain from security transactions                              8,801,427
Realized loss from foreign currency transactions                        (21,863)
Change in unrealized appreciation
 of investments                                                      (7,699,364)
Change in unrealized depreciation
 of foreign currency denominated assets
 and liabilities                                                        (47,682)
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                       $619,531
                                                                       ========

STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED     YEAR ENDED
                                                 JUNE 30, 1997      DECEMBER 31,
                                                  (UNAUDITED)          1996
                                                 --------------   -------------
DECREASE IN NET ASSETS:
 Operations:
  Net investment loss                            $    (412,987)  $    (709,851)
  Realized gain from
   security transactions                             8,801,427       3,091,974
  Realized loss from foreign
   currency transactions                               (21,863)        (88,962)
  Change in unrealized appreciation
   of investments                                   (7,699,364)      4,166,380
  Change in unrealized depreciation
   of foreign currency denominated
   assets and liabilities                              (47,682)         (1,672)
                                                 -------------   -------------
  Increase in net assets
   resulting from operations                           619,531       6,457,869
                                                 -------------   -------------
  CAPITAL SHARE TRANSACTIONS:*
  Net proceeds from sales of shares:
   Class A Shares                                   36,700,359      90,933,104
   Class B Shares                                       82,736         830,989
                                                 -------------   -------------
                                                    36,783,095      91,764,093
                                                 -------------   -------------
  Cost of shares reacquired:
    Class A Shares                                 (49,323,086)   (115,835,457)
    Class B Shares                                  (5,209,894)     (9,248,038)
                                                 -------------   -------------
                                                   (54,532,980)   (125,083,495)
                                                 -------------   -------------
  Decrease in net assets
   resulting from capital share
   transactions                                    (17,749,885)    (33,319,402)
                                                 -------------   -------------
    Total decrease in net assets                   (17,130,354)    (26,861,533)

NET ASSETS:
 Beginning of period                                64,647,460      91,508,993
                                                 -------------   -------------
 End of period (including
  distributions in excess of net
  investment income of $1,062,640
  and $627,790, respectively)                    $  47,517,106   $  64,647,460
                                                 =============   =============
*SHARES OF BENEFICIAL INTEREST ISSUED
 AND REDEEMED (UNLIMITED NUMBER
 OF $.001 PAR VALUE SHARES AUTHORIZED)
                                                      CLASS A        CLASS A
                                                 -------------   -------------
  Shares sold                                        2,873,441       7,042,544
  Shares reacquired                                 (3,794,214)     (8,869,627)
                                                 -------------   -------------
  Net decrease                                        (920,773)     (1,827,083)
                                                 =============   =============
                                                      CLASS B        CLASS B
                                                 -------------   -------------
  Shares sold                                            6,391          64,372
  Shares reacquired                                   (399,419)       (722,245)
                                                 -------------   -------------
        Net decrease                                  (393,028)       (657,873)
                                                 =============   =============

                       See Notes to Financial Statements.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                                     CLASS A                                           CLASS B
                                ----------------------------------------------------------------------------------------------------
                                 FOR THE                                  FOR THE    FOR THE                             FOR THE
                               SIX MONTHS                                 PERIOD    SIX MONTHS                            PERIOD
                                  ENDED             YEAR ENDED           MARCH 22,    ENDED           YEAR ENDED        SEPTEMBER 1,
                                 JUNE 30,           DECEMBER 31,        1993(A) TO   JUNE 30,         DECEMBER 31,       1993(A) TO
                                   1997      ------------------------- DECEMBER 31,   1997       ---------------------  DECEMBER 31,
                                (UNAUDITED)   1996      1995     1994      1993    (UNAUDITED)    1996   1995    1994      1993
                                -----------  ------    ------   ------    ------   -----------   ------ ------  ------    ------
Net Asset Value,
 Beginning of Period              $13.21     $12.40    $12.13   $15.28     $9.53     $13.08      $12.33  $12.09   $15.25  $11.33
Income from Investment
 Operations:
  Net Investment Loss              (0.15)     (0.20)    (0.02)      --     (0.06)(b)  (0.17)      (0.24)  (0.08)   (0.06)  (0.07)(b)
  Net Gains (Loss) on
   Securities (both realized
    and unrealized)                 0.22       1.01      0.40    (2.86)     5.88       0.18         .99    0.40    (2.86)   4.06
Total from Investment
 Operations                         0.07       0.81      0.38    (2.86)     5.82       0.01        0.75    0.32    (2.92)   3.99
                                  -------    -------   -------  -------   -------    -------    -------  -------  -------  ------
Less Distributions:
 Dividends from Net
  Investment Income                   --          --    (0.09)   (0.07)       --         --          --   (0.06)   (0.02)     --
 Distributions from Capital
  Gains                               --          --       --    (0.22)    (0.07)        --          --      --    (0.22)  (0.07)
 Tax Return of Capital                --          --    (0.02)      --        --         --          --   (0.02)      --      --
                                  -------    -------  -------  --------   -------    -------     ------- ------- -------- -------
Total Distributions                   --          --    (0.11)   (0.29)    (0.07)        --          --   (0.08)   (0.24)  (0.07)
                                  -------    -------  -------  --------   -------    -------     ------- ------- -------- -------
Net Asset Value, End of Period    $13.28      $13.21   $12.40   $12.13    $15.28     $13.09      $13.08  $12.33   $12.09  $15.25
                                  =======     =======  ======= ========   =======    =======     ======= ======  ======== =======
Total Return (c)                    0.53%       6.53%    3.13%  (18.72%)   61.16%      0.08%       6.08%   2.65%  (19.15%) 35.22%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)  $32,358     $44,351  $64,275  $83,787  $108,661    $15,159     $20,296 $27,234  $35,024 $26,205
Ratio of Gross Expenses to
 Average Net Assets                2.71%(d)    2.42%    2.03%    1.85%     2.09%*     3.14%(d)    2.86%   2.41%    2.38%   3.04%
Ratio of Net Expenses to
 Average Net Assets                2.71%(d)    2.42%    2.03%    1.85%     1.92%(d)   3.14%(d)    2.86%   2.41%    2.38%   3.04%(d)
Ratio of Net Investment Loss
 to Average Net Assets            (1.34%)(d)  (0.73%)  (0.08%)     --%    (0.68%)(d) (1.78%)(d)  (1.14%) (0.52%)  (0.50%) (2.17%)(d)
Portfolio Turnover Rate           55.68%      52.97%   57.06%   51.08%    14.63%     55.68%      52.99%  57.06%   51.08%  14.63%
Average Commission
 Rate Paid (e)                   $0.0026     $0.0049                     $0.0026   $0.0049


--------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and capital gains at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for the period of less than one year is not annualized.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
 *  Had the Advisor not agreed to assume a portion of expenses for Class A.

                       See Notes to Financial Statements.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

     Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Dynasty Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION-- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions and foreign denominated assets and liabilities, respectively.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Deferred organization costs are being amortized over a period of five years beginning March 22, 1993 (commencement of operations).

NOTE 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $210,738 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees of $84,363 for the six months ended June 30, 1997 for administrative and operating services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. Van Eck Securities Corporation received $2,473 for the six months ended June 30, 1997 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $13,734 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $29,444,626 and $48,177,057, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the cost of investments owned at June 30, 1997 was $36,662,557. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $10,084,278 of which $11,603,744 related to appreciated investments and $1,519,466 related to depreciated investments. At December 31, 1996, the Fund had capital loss carry forwards available to offset future capital gains expiring December 31, 2003 of $2,742,855.

NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts incurred through September 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation as of June was $1,028,825 for Class A shares and $1,456,189 for Class B shares.

NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are located in, or expect to benefit from the growth of the economies of countries located in Asia. The Fund may, but generally does not invest in Japan, Australia, or New Zealand. The emerging market countries in Asia may present the risk of nationalization of businesses or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. Since the Fund may so concentrate, it may be subject to even greater economic, social and political risks and greater market fluctuations than other more diversified domestic and foreign portfolios.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 -- TRUSTEE DEFERRED COMPENSATION PLAN. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $9,878.

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653

                                                                FX1997-0724-0170



                              ====================
                                  JUNE 30, 1997
                                     VAN ECK
                              --------------------
                                      ASIA
                              --------------------
                                     DYNASTY
                                      FUND
                                   SEMI-ANNUAL
                                     REPORT
                              --------------------

                              ====================

[LOGO]
VAN ECK GLOBAL